UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 12, 2005

Margo Caribe, Inc.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-15336	66-0550881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Road 690, Kilometer 5.8 Vega Alta, Puerto Rico		00692
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 883-2570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.136-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On September 12, 2005, Margo Caribe, Inc. (the “Company”) issued a press release announcing that the 2005 Annual Meeting of Stockholders of the Company will be held on October 28, 2005. The Board of Directors of the Company has designated the close of business on September 26, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any and all adjournments thereof.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1 Press release dated September 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2005

MARGO CARIBE, INC.

By:	/s/	Luis R. Carrasquillo
Name:		Luis R. Carrasquillo
Title:		Senior Vice President and Chief Financial Officer